UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2004

The Chalone Wine Group, Ltd.

(Exact name of Registrant as Specified in its Charter)

California	0-13406	94-1696731

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 Airpark Road, Napa, California 94558

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 254-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     On December 1, 2004, The Chalone Wine Group, Ltd. (the “Company”) issued a press release announcing that it had received a letter from the staff of the Nasdaq Stock Market, Inc. which stated that the Company is in compliance with all requirements necessary for continued listing on The Nasdaq National Market, and specifically noted that with the resignations of Yves-Andre Istel and George E. Myers, the Company is in compliance with the independent director requirement set forth in Marketplace Rule 4350(c)(1). The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press release issued by the Registrant, dated December 1, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Chalone Wine Group, Ltd.
Date: December 2, 2004	By:	/s/ Shawn Conroy Blom Shawn Conroy Blom Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Registrant, dated December 1, 2004